UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2015

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road, Suite 300 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

(760) 931-9400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Motivating the Masses, Inc. (the “Company”), filed with the United States Securities and Exchange Commission on April 20, 2015 (the “Original Filing”) reporting, among other things (i) the resignation of Terry L. Johnson, CPA (“Johnson”) as the independent certifying accountant for the Registrant on April 17, 2015; and (ii) the approval by the Registrant’s Board of Directors on April 17, 2015 of Danielle M. Adams, CPA of Adams Advisory, LLC (“Adams”), as the Registrant's independent accountant.

This Amendment Number 1 has been filed by the Company to notify the investing public that (i) the Original Filing was not authorized by the Company; (ii) the Original Filing was made by a consultant to the Company that had absolutely no authority to make such filing; (iii) that the disclosures in the Original Filing were inaccurate; and (iv) the Board of the Company never approved any of the matters disclosed in the Original Filing. The Company is in the process of notifying the United States Securities and Exchange Commission of the unauthorized Original Filing and investors and members of the public are hereby advised not to place any reliance on any of the statements therein contained, other than as detailed below.

The following actions have been taken by the Board of the Company relative to its independent certifying accountants:

1. Terry L Johnson, CPA (“Johnson”) has been notified, effective on the date of this Report, that his engagement has been terminated by the Company effective upon such notification.

2. The Company has not engaged Danielle M. Adams, CPA of Adams Advisory, LLC as its independent certifying accountant.

3. The Company intends to interview and engage new independent certifying accountants immediately, and will file a Current Report on Form 8-K detailing such engagement when it completes the interview and engagement process.

4. The following statements made in the Original Filing are correct:

(i) Other than an explanatory paragraph included in Johnson’s audit report for the Registrant's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Johnson on the Registrant's financial statements for the last fiscal year ended December 31, 2014 and 2013 through April 17, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

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(ii) During the Registrant's 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

5. The Company has requested that Johnson provide the Company with a new letter confirming the statements herein contained and will file such letter as an exhibit by amendment upon receipt

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: April 23, 2015	By:	/s/ Lisa Nichols
Name: Lisa Nichols
Title: Chief Executive Officer

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